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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

Filed by the Registrant [X]     Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-12


                          INTERSTATE HOTELS CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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FOR IMMEDIATE RELEASE

MERISTAR HOTELS & RESORTS CONTACTS:     INTERSTATE HOTELS CORPORATION CONTACTS:
----------------------------------      --------------------------------------
Melissa Thompson                        Tom Loftus        Lisa O'Connor
Director of Corporate Communications    Media Inquiries   Investor Relations
(202) 295-2228                          (412) 937-3382    (412) 937-3319

Jerry Daly or Carol McCune
Daly Gray Public Relations (Media)
(703) 435-6293


         MERISTAR HOTELS & RESORTS AND INTERSTATE HOTELS EXPECT TO HOLD
          SECOND-QUARTER EARNINGS CALL AS COMBINED COMPANY ON AUGUST 8


         WASHINGTON and PITTSBURGH, July 24, 2002--MeriStar Hotels & Resorts (NYSE: MMH) and Interstate Hotels Corporation (Nasdaq: IHCO) today announced that the companies expect to hold their first earnings conference call as Interstate Hotels & Resorts (NYSE: IHR), the nation's largest independent hotel management company, on Thursday, August 8, 2002, at 11 a.m. ET. The conference call will occur if stockholders of both companies vote to approve a proposed merger at special stockholder meetings scheduled for July 30, 2002.

         Consummation of the merger is expected to occur on July 31, pending approval by the stockholders of each company and the satisfaction or waiver of other closing conditions. The newly merged company is expected to release second-quarter financial results on Thursday, August 8, 2002, before the market's opening.

         Representing Interstate Hotels & Resorts on the call will be Paul Whetsell, chairman and chief executive officer, and John Emery, president and chief operating officer. Stockholders and other interested parties may listen to a simultaneous webcast of the conference call on the Internet by logging onto Interstate Hotels & Resorts' new Web site, www.ihrco.com,

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Interstate Conference Call
Page 2

or www.streetevents.com, or may call (800) 240-2134, reference number 489283. (International investors may call (303) 262-2075.) A recording of the call will be available by telephone until midnight on Monday, August 12, by dialing (800) 405-2236, reference number 489283. A replay of the conference call also will be posted on Interstate Hotels & Resorts' Web site.

         Interstate Hotels Corporation operates 135 hotels with more than 28,000 rooms in 36 states, the District of Columbia, Canada and Russia. For more information, visit WWW.INTERSTATEHOTELS.COM.

         MeriStar Hotels & Resorts operates 267 hospitality properties with more than 56,000 rooms in 42 states, the District of Columbia, and Canada, including 55 properties managed by Flagstone Hospitality Management, a subsidiary of MeriStar Hotels & Resorts. BridgeStreet Corporate Housing Worldwide, a MeriStar subsidiary, is one of the world's largest corporate housing providers, offering upscale, fully furnished corporate housing throughout the United States, Canada, the United Kingdom, France and 39 additional countries through its network partners. For more information, visit www.meristar.com.

         THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT MERISTAR AND INTERSTATE, INCLUDING THOSE STATEMENTS REGARDING, THE TIMING OF THE PROPOSED MERGER, THE RESULTS OF THE PROPOSED MERGER, FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY, ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY, THE IMPACT OF THE EVENTS OF SEPTEMBER 11, 2001, LEGISLATIVE AND REGULATORY CHANGES, AVAILABILITY OF DEBT AND EQUITY CAPITAL, INTEREST RATES, COMPETITION, SUPPLY AND DEMAND FOR LODGING FACILITIES IN THE COMPANIES' CURRENT AND PROPOSED MARKET AREAS, THE RECEIPT OF REQUIRED STOCKHOLDER APPROVALS FOR THE PROPOSED MERGER, THE FULFILLMENT OF CONDITIONS PRECEDENT FOR THE PROPOSED MERGER AND THE POTENTIAL DE-LISTING OF MERISTAR BY THE NYSE. ADDITIONAL RISKS ARE DISCUSSED IN

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Interstate Conference Call
Page 3

THE FILINGS OF MERISTAR AND INTERSTATE WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THEIR DEFINITIVE PROXY STATEMENT AND PROSPECTUS, WHICH WAS FILED WITH THE SEC ON JULY 1, 2002.

         THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF ANY SECURITIES IN ANY STATE OR PROVINCE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS. MERISTAR HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION, WHICH HAS BEEN DECLARED EFFECTIVE BY THE SEC. THE FORM S-4 CONTAINS A PROSPECTUS, A PROXY STATEMENT, AND OTHER DOCUMENTS FOR THE STOCKHOLDERS' MEETINGS OF MERISTAR AND INTERSTATE AT WHICH TIME THE PROPOSED TRANSACTION WILL BE CONSIDERED. MERISTAR AND INTERSTATE FILED DEFINITIVE VERSIONS OF THESE MATERIALS WITH THE SEC ON JULY 1, 2002. MERISTAR AND INTERSTATE HAVE MAILED THE PROXY STATEMENT AND PROSPECTUS CONTAINED IN THE FORM S-4 TO THEIR RESPECTIVE STOCKHOLDERS. THE FORM S-4, PROXY STATEMENT AND PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT MERISTAR, INTERSTATE, THE MERGER AND RELATED MATTERS. INVESTORS AND STOCKHOLDERS SHOULD READ THE FORM S-4, PROXY STATEMENT AND PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER CAREFULLY BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE MERGER. COPIES OF THE MERGER AGREEMENT AND OTHER PRINCIPAL TRANSACTION DOCUMENTS ARE CONTAINED IN THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS. THE FORM S-4, PROXY STATEMENT AND PROSPECTUS, AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE, AT WWW.SEC.GOV. IN ADDITION, THE PROXY STATEMENT AND PROSPECTUS, AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER WILL BE MADE AVAILABLE TO INVESTORS FREE OF CHARGE BY WRITING TO THE MERISTAR AND INTERSTATE CONTACT ADDRESSES SET FORTH IN THIS PRESS RELEASE.

         IN ADDITION TO THE FORM S-4, THE PROXY STATEMENT AND PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER, BOTH MERISTAR AND INTERSTATE ARE OBLIGATED TO FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOM AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOM. FILINGS WITH THE SEC ALSO ARE AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

         PURSUANT TO INSTRUCTION 3 OF ITEM 4 OF SCHEDULE 14A, THE PARTICIPANTS IN THE SOLICITATION INCLUDE MERISTAR, INTERSTATE, THEIR RESPECTIVE DIRECTORS AND MAY INCLUDE CERTAIN EXECUTIVE OFFICERS OF EACH. INFORMATION REGARDING THESE PARTICIPANTS IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS RELATING TO THE PROPOSED MERGER.

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